EXHIBIT 24
POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Adam G. Ciongoli and Charles A. Brawley, III, together and separately, as her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of September, 2022.

                                 __/s/ Fabiola R. Arredondo_____
Fabiola R. Arredondo
Director

______________________________________________________________________

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Adam G. Ciongoli and Charles A. Brawley, III, together and separately, as his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of September, 2022.

/s/ Howard M Averill
Howard M. Averill
Director

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Adam G. Ciongoli and Charles A. Brawley, III, together and separately, as his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2022.
__/s/ John P. Bilbrey_____
John P. Bilbrey
Director

______________________________________________________________________

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Adam G. Ciongoli and Charles A. Brawley, III, together and separately, as his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of September, 2022.
__/s/ Bennett Dorrance, Jr._____
Bennett Dorrance, Jr.
Director

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Adam G. Ciongoli and Charles A. Brawley, III, together and separately, as her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2022.
__/s/ Maria Teresa Hilado_____
Maria Teresa Hilado
Director
______________________________________________________________________

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Adam G. Ciongoli and Charles A. Brawley, III, together and separately, as his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of September, 2022.

__/s/ Grant H. Hill_____
Grant H. Hill
Director

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Adam G. Ciongoli and Charles A. Brawley, III, together and separately, as her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2022.

__/s/ Sarah Hofstetter_____
Sarah Hofstetter
Director

______________________________________________________________________

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Adam G. Ciongoli and Charles A. Brawley, III, together and separately, as his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of September, 2022.

__/s/ Marc B. Lautenbach_____
Marc B. Lautenbach
Director

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Adam G. Ciongoli and Charles A. Brawley, III, together and separately, as her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2022.

__/s/ Mary Alice Malone_____
Mary Alice Malone
Director

____________________________________________________

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Adam G. Ciongoli and Charles A. Brawley, III, together and separately, as his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of September, 2022.
__/s/ Keith R. McLoughlin_____
Keith R. McLoughin
Director

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Adam G. Ciongoli and Charles A. Brawley, III, together and separately, as his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2022.

__/s/ Kurt T. Schmidt_____
Kurt T. Schmidt
Director

______________________________________________________________________

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Adam G. Ciongoli and Charles A. Brawley, III, together and separately, as his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of September, 2022.
__/s/ Archbold D. van Beuren_____
Archbold D. van Beuren
Director